UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

Shockwave Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38829	27-0494101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5403 Betsy Ross Drive

Santa Clara, California 95054

(Address of Principal Executive Offices) (Zip Code)

(510) 279-4262

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SWAV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 5, 2024, Shockwave Medical, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated April 4, 2024, with Johnson & Johnson, a New Jersey corporation (“Johnson & Johnson”), and Sweep Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Johnson & Johnson (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”). All capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Merger Agreement.

On May 31, 2024, Merger Sub completed its Merger with and into the Company, pursuant to the terms of the Merger Agreement. The Company was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of Johnson & Johnson.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (“Company Shares”) outstanding immediately prior to the Effective Time (other than (i) certain Company Shares owned by Parent, Merger Sub or the Company that were excluded pursuant to the Merger Agreement and (ii) Company Shares with respect to which appraisal rights had been exercised) was automatically converted into the right to receive cash in an amount equal to $335.00 per share (the “Merger Consideration”), without interest and less any applicable withholdings.

Pursuant to the Merger Agreement, at the Effective Time:

•

Each option to purchase Company Shares (each, a “Company Option”) that was outstanding and unexercised as of immediately prior to the Effective Time, whether vested or unvested, and which had a per share exercise price that was less than the Merger Consideration was cancelled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company Option immediately prior to the Effective Time, and (ii) the excess of (A) the Merger Consideration over (B) the per share exercise price of such Company Option.

•	Each Company Option that had a per share exercise price that was equal to or exceeded the amount of the Merger Consideration was cancelled for no consideration.

•

Each award of restricted stock units (each, a “Company RSU Award”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was cancelled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company RSU Award immediately prior to the Effective Time and (ii) the Merger Consideration.

•

Each performance stock unit for which the performance period had not been completed as of the date of the Merger Agreement (each, a “Company PSU Award”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was canceled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company PSU Award immediately prior to the Effective Time (assuming attainment of (A) the actual level of performance for performance metrics for which the relevant performance period had been completed as of the Effective Time and (B) the maximum level of performance as determined under the terms of the applicable award agreement as in effect on the date of the Merger Agreement for performance metrics for which the relevant performance period had not been completed as of the Effective Time) and (ii) the Merger Consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 5, 2024, and the terms of which are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

The consummation of the Merger constituted a Merger Event, a Fundamental Change and a Make-Whole Fundamental Change each as defined in the Indenture, dated August 15, 2023 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), relating to the Company’s 1.00% Convertible Senior Notes due 2028 (“Notes”). The effective date of each of the Merger Event, the Fundamental Change and the Make-Whole Fundamental Change is May 31, 2024 (the “Note Effective Date”), the date of the consummation of the Merger. The Indenture was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2023.

As a result of the Fundamental Change, each Note holder will have the right to require the Company to repurchase its Notes, pursuant to the terms and procedures set forth in the Indenture, for a cash repurchase price equal to the Fundamental Change Repurchase Price (as defined in the Indenture). In addition, as a result of the Fundamental Change, Make-Whole Fundamental Change and Merger Event, holders of the Notes will have a right to convert their Notes for Reference Property (as defined in the Indenture) commencing on the Note Effective Date, subject to the terms of the Indenture as supplemented by the First Supplemental Indenture, as described below.

As a result of the Merger Event, pursuant to the Indenture, the Company and Trustee executed a supplemental indenture, dated May 31, 2024 (the “First Supplemental Indenture”) to, among other things, change each Note holder’s right to convert Notes for Company Shares on and after the Note Effective Date into a right to convert Notes for Reference Property (as defined in the Indenture), which consists of the Merger Consideration. After making the necessary conversion rate adjustments for the Make-Whole Fundamental Change, each holder of Notes who elects to convert such Notes during the Make-Whole Fundamental Change Period (as defined in the Indenture) will receive an amount equal to $1,293.23 per $1,000 principal amount of Notes.

The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the First Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, effective as of the Effective Time, the Company terminated the Shockwave Medical, Inc. Employee Stock Purchase Plan, the Shockwave Medical, Inc. 2009 Equity Incentive Plan and the Shockwave Medical, Inc. 2019 Equity Incentive Plan.

Concurrently with the consummation of the Merger, the Company paid all outstanding obligations under that certain Credit Agreement, dated October 19, 2022, by and among the Company, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Credit Facility”), and the Company terminated the Credit Facility and all credit commitments under the Credit Facility. Notwithstanding the Company’s termination of the Credit Facility, each of the letters of credit issued by Wells Fargo Bank, National Association as issuing bank under the Credit Facility will remain outstanding.

On May 30, 2024, in connection with the consummation of the Merger, the Company terminated the previously disclosed capped call transactions (the “Capped Call Transactions”) with the counterparties to the Capped Call Transactions, and, as a result of such early termination, early termination amounts are payable to the Company. The Capped Call Transactions are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2023.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On May 31, 2024, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and its intent to remove all Company Shares from the Nasdaq Global Select Market and (ii) requested that Nasdaq (A) halt trading of Company Shares effective before the opening of trading on May 31, 2024, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Company Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company Shares on Nasdaq was halted prior to the opening of trading on May 31, 2024.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.04, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, each Company Share issued and outstanding immediately prior to the Effective Time (except as described in the Introductory Note of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration, without interest and less any applicable withholdings, in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the stockholders of such Company Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and Johnson & Johnson, as the parent of Merger Sub, acquired 100% of the voting securities of the Company. The total equity value of the transaction was approximately $13.1 billion. Johnson & Johnson funded the Merger with a combination of cash on hand and debt.

To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, each of the directors of the Company (Douglas Godshall, Kevin Ballinger, Laura Francis, C. Raymond Larkin, Jr., Frederic Moll, M.D., Antoine Papiernik, Maria Sainz, Sara Toyloy and F.T. “Jay” Watkins) resigned and ceased to be directors of the Company and members of any committee of the Company’s board of directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Jennifer Kozak, Vincent Sommella and David Fortunati.

In connection with the consummation of the Merger, the employment of Douglas Godshall, the Company’s President and Chief Executive Officer, and Renee Gaeta, the Company’s Chief Financial Officer, was terminated effective immediately prior to the consummation of the Merger. In each case, such termination of employment was deemed to be a termination by the Company without cause and entitles the executive officer to all of the rights and benefits pertaining to such termination under the executive officer’s Separation Pay Agreement with the Company, as previously disclosed.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, on May 31, 2024, the Company filed with the Secretary of State of the State of Delaware the certificate of merger relating to the Merger. At the Effective Time and pursuant to the Merger Agreement, the Company’s certificate of incorporation, as in effect immediately prior to the Merger, was amended and restated in its entirety. A copy of the Company’s amended and restated certificate of incorporation is filed as Exhibit 3.1 hereto, which is incorporated by reference into this Item 5.03. In connection with the completion of the Merger and pursuant to the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety. A copy of the Company’s amended and restated bylaws is filed as Exhibit 3.2 hereto, which is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On the Note Effective Date, the Company issued a notice (the “Notice”) announcing that the closing of the Merger and the delisting of the Company Shares from the Nasdaq constituted a Fundamental Change and Make-Whole Fundamental Change (each as defined in the Indenture). A copy of the Notice is filed as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated April 4, 2024, by and among Johnson & Johnson, Sweep Merger Sub, Inc. and Shockwave Medical, Inc. (filed as Exhibit 2.1 to Shockwave Medical, Inc.’s Current Report on Form 8-K, filed on April 5, 2024, and incorporated herein by reference)*

3.1	Amended and Restated Certificate of Incorporation of Shockwave Medical, Inc.

3.2	Amended and Restated Bylaws of Shockwave Medical, Inc.

4.1	First Supplemental Indenture, dated May 31, 2024, between Shockwave Medical, Inc. and U.S. Bank Trust Company, National Association

99.1	Notice, dated as of May 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOCKWAVE MEDICAL, INC.

Date: May 31, 2024	By:	/s/ Trinh Phung
	Name:	Trinh Phung
	Title:	Chief Financial Officer